Dreyfus
Variable
Investment Fund,
Managed Assets
Portfolio
Annual Report



December 31, 1996

Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   At the start of 1997 there was a change in management of Dreyfus Variable Investment Fund--Managed Assets Portfolio. Day-to-day investment decisions for the Portfolio have been assigned to our own in-house staff, effective January 1, 1997. Comstock Partners, Inc., which had managed the Portfolio through December 31, 1996, wrote the following letter to shareholders covering the latest fiscal year. However, their responsibility for the Portfolio is now at an end.

   The new manager is Timothy M. Ghriskey, a member of the Dreyfus staff, who also manages our value funds and balanced funds. Tim has already started to make strategic changes in the Managed Assets Portfolio. His investment approach will emphasize a contrarian, value-oriented style, which he will explain in the next letter to shareholders.

   Tim joined the investment staff of The Dreyfus Corporation in the summer of 1995 as a senior equity portfolio manager. Before joining Dreyfus, he spent ten years with Loomis, Sayles & Co. as both an equity and a balanced portfolio manager. At his prior firm, Tim was an associate managing partner and a member of the Investment Policy Committee and the Planning Committee. He began his investment career as an equity analyst following a number of industries, including beverage, tobacco, leisure, entertainment, home products, cosmetics, metals and mining.

   Tim is a graduate of Trinity College and received his M.B.A. from the Darden School at the University of Virginia. He is a chartered financial analyst and a chartered investment counselor.

   We feel confident in Tim's ability to give new impetus to the Portfolio.

                                                Sincerely,





                                                Stephen Canter
                                                Chief Investment Officer
                                                The Dreyfus Corporation

Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   For the twelve months ended December 31, 1996 shares of Dreyfus Variable Investment Fund--Managed Assets Portfolio posted a total return of -3.62%, based upon net asset value per share,* while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 22.95%.** The main reason that the Portfolio underperformed the index over the last year was because it was positioned to benefit from declining U.S. equity prices.

   Comstock Partners has believed that investing in equities at present levels is very risky. Our information led us to expect that a decline in equity prices is close at hand. The Portfolio had positions in S&P 500 index put options and had sold short S&P 500 index futures.
   During certain periods when it appeared that the stock market might rise over the short term, the Portfolio purchased S&P 500 futures in order to lower the short exposure to the stock market.
   The gold share position of the Portfolio was reduced sharply in early 1996 as gold had risen to $417 per ounce and the risk/reward ratio of holding gold shares at that time had become less favorable. Presently, the valuation of the gold shares has improved and the sentiment has gotten bearish. But, with inflation remaining low, the traditional fundamental rationale for holding gold weakened and the internal market conditions of both the gold shares and the price of bullion remained poor.
   In an effort to diversify by increasing the Portfolio's non-dollar exposure, we allocated a portion of its assets overseas. The countries chosen for investment appeared to offer a combination of favorable fundamental characteristics such as higher real interest rates, stronger economic growth, and a stronger trade balance than presently expected in the United States. Additionally, the currencies were not purchased until the price movement and sentiment confirmed our fundamental research.
   Our work indicated a neutral view toward the bond market from a longer term perspective. However, trading opportunities did appear at times.
   In summary, the Portfolio was positioned to benefit from a U.S. equity market decline. The Portfolio was also positioned to benefit if the dollar declined, and the gold shares rose.

                                             Sincerely,
                                             Comstock Partners, Inc.
                                             Investment Policy Committee
January 16, 1997
Jersey City, New Jersey


 * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Variable Investment Fund, Managed Assets Portfolio    December 31, 1996
-------------------------------------------------------------------------------
    COMPARISON OF  CHANGE  IN  VALUE OF  $10,000  INVESTMENT  IN  DREYFUS
         VARIABLE  INVESTMENT  FUND,  MANAGED ASSETS PORTFOLIO WITH
         THE STANDARD & POOR'S 500 COMPOSITE  STOCK PRICE INDEX AND
                      THE DOW JONES INDUSTRIAL AVERAGE


ADD PLOT POINTS HERE FOR GRAPH


*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------

  One Year Ended               Five Years Ended         From Inception (8/31/90)
 December 31, 1996             December 31, 1996          to December 31, 1996
 -----------------             -----------------        ------------------------
      (3.62)%                        4.24%                        5.30%

-----------------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

The above graph compares a $10,000 investment made in
Dreyfus Variable Investment Fund, Managed Assets Portfolio on 8/31/90 (Inception
Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date as well as to the Dow Jones Industrial Average which are described below. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted, unmanaged indices of overall stock market performance, which do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------------
Statement of Investments                                     December 31, 1996


Common Stocks--.4%                                                                     Shares          Value
-------------------------------------------------------------------------------      -----------    -----------
                      Miscellaneous;   Lazard Vietnam Fund
                                         (cost $100,000).....................(a)          10,000    $    85,000
                                                                                                    ============

                                                                                      Principal
Bonds--5.5%                                                                             Amount
-------------------------------------------------------------------------------      -----------
                     Domestic Bonds;   U.S. Treasury Bond;
                                         6%, 2/15/2026
                                         (cost $1,137,142)......................    $  1,275,000     $ 1,160,648
                                                                                                     ============

Short-Term Investments--81.0%
--------------------------------------------------------------------------------
              Commercial Paper--20.8%  Ford Motor Credit
                                         7%, 1/2/97.............................    $  1,200,000    $  1,199,767
                                       General Electric Capital
                                         7%, 1/2/97.............................       1,000,000         999,806
                                       Prudential Funding
                                         7%, 1/2/97.............................       1,200,000       1,199,767
                                       UBS Finance (DE)
                                         6%, 1/2/97.............................       1,000,000         999,833
                                                                                                    ------------
                                         (cost $4,399,173)......................                       4,399,173
                                                                                                    ------------

      U.S. Government Agencies--21.8%  Federal Home Loan Bank
                                         6%, 1/2/97.............................       2,500,000       2,499,583
                                       Federal National Mortgage Association
                                         6.50%, 1/2/97..........................       2,100,000       2,099,621
                                                                                                    ------------
                                           (cost $4,599,204)....................                       4,599,204
                                                                                                    ------------

           U.S. Treasury Bills--38.4%  4.87%, 3/6/97............................       7,464,000       7,398,167
                                       4.89%, 3/13/97...........................         708,000         701,069
                                                                                                    ------------
                                          (cost $8,100,616).....................                       8,099,236
                                                                                                    ------------

                                       TOTAL SHORT-TERM INVESTMENTS
                                          (cost $17,098,993)....................                     $17,097,613
                                                                                                    ============

TOTAL INVESTMENTS (cost $18,336,135)............................................           86.9%     $18,343,261
                                                                                         =======    ============
CASH AND RECEIVABLES (NET)......................................................           13.1%     $ 2,757,418
                                                                                         =======    ============
NET ASSETS......................................................................          100.0%     $21,100,679
                                                                                         =======    ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                               See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996


                                                                                                Cost             Value
                                                                                            -------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments         $18,336,135     $18,343,261
                              Cash.............................................                                   136,823
                              Receivable for investment securities sold and
                                forward currency exchange contracts............                                 2,669,904
                              Dividends and interest receivable................                                    28,913
                              Prepaid expenses.................................                                       196
                                                                                                              -------------
                                                                                                               21,179,097
                                                                                                              -------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                     6,796
                              Due to Comstock Partners, Inc. ..................                                     6,791
                              Payable for forward currency exchange contracts..                                    45,615
                              Accrued expenses.................................                                    19,216
                                                                                                              -------------
                                                                                                                   78,418
                                                                                                              -------------
NET ASSETS.....................................................................                               $21,100,679
                                                                                                              -------------
                                                                                                              -------------
REPRESENTED BY:               Paid-in capital..................................                               $24,686,940
                              Accumulated distributions in excess of investment
                                income--net.....................................                                 (107,997)
                              Accumulated net realized gain (loss) on investments,
                                foreign currency transactions and forward
                                currency exchange contracts....................                                (3,485,398)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                    7,134
                                                                                                              -------------
NET ASSETS.....................................................................                               $21,100,679
                                                                                                              -------------
                                                                                                              -------------
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                 1,991,019


NET ASSET VALUE, offering and redemption price per share.......................                                    $10.60
                                                                                                                   ========


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Statement of Operations                             Year Ended December 31, 1996


INVESTMENT INCOME

INCOME:                       Interest Income..................................                $ 1,191,490
                              Cash dividends (net of $1,651 foreign taxes
                                withheld at source)............................                     52,735
                                                                                               -----------
                                   Total Income................................                                 $ 1,244,225

EXPENSES:                     Investment advisory fee--Note 3(a)................                    92,396
                              Sub-Investment advisory fee--Note 3(a)............                    92,396
                              Auditing fees....................................                     17,839
                              Custodian fees...................................                     11,036
                              Prospectus and shareholders' reports............                       8,386
                              Legal fees.......................................                      2,163
                              Trustees' fees and expenses--Note 3(b)............                       898
                              Shareholder servicing costs.....................                         230
                              Registration fees................................                        100
                              Miscellaneous....................................                      2,652
                                                                                               ------------
                                   Total Expenses..............................                                     228,096
                                                                                                                -----------

INVESTMENT INCOME--NET..........................................................                                  1,016,129
                                                                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments, options and
                                foreign currency transactions.................                 $(1,272,002)
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                   Short sale transactions....................                     261,341
                              Net realized gain (loss) on financial futures:
                                   Long transactions...........................                    161,935
                                   Short sale transactions.....................                 (1,173,009)
                                                                                               ------------
                                      Net Realized Gain (Loss).................                                 (2,021,735)

                              Net unrealized appreciation (depreciation) on investments
                                and foreign currency transactions (including $7,904 net
                                unrealized appreciation on financial futures)..                                    291,402
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                  (1,730,333)
                                                                                                                -----------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................                                  $ (714,204)
                                                                                                                ===========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                                                           Year Ended        Year Ended
                                                                                      December 31, 1996   December 31, 1995
                                                                                      -----------------   -----------------
OPERATIONS:
  Investment income--net.......................................................          $  1,016,129     $  1,034,491
  Net realized gain (loss) on investments.....................................             (2,021,735)      (1,254,703)
  Net unrealized appreciation (depreciation) on investments...................                291,402          162,896
                                                                                         ------------     ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               (714,204)        (57,316)
                                                                                         ------------     ------------

DIVIDENDS TO SHAREHOLDERS:
  From investment income--net..................................................            (1,062,506)     (1,307,692)
  In excess of investment income--net..........................................              (107,997)         (9,863)
  Paid-in capital.............................................................               (114,865)          --
                                                                                         ------------     -----------
      Total Dividends.........................................................             (1,285,368)     (1,317,555)
                                                                                         ------------     ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...............................................              5,860,638        8,040,165
  Dividends reinvested........................................................              1,285,368        1,317,555
  Cost of shares redeemed.....................................................             (9,317,556)     (13,220,570)
                                                                                         ------------     ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.             (2,171,550)      (3,862,850)
                                                                                         ------------     ------------
        Total Increase (Decrease) in Net Assets...............................             (4,171,122)      (5,237,721)

NET ASSETS:
  Beginning of Period.........................................................             25,271,801       30,509,522
                                                                                         ------------     ------------
  End of Period...............................................................            $21,100,679      $25,271,801
                                                                                         ============     ============
(Distributions in excess of investment income--net)............................           $  (107,997)     $    (9,863)
                                                                                         ------------     ------------

                                                                                            Shares           Shares
                                                                                         ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                480,990         654,797
  Shares issued for dividends reinvested......................................                120,516         112,098
  Shares redeemed.............................................................               (769,628)     (1,074,101)
                                                                                         ------------     ------------

      Net Increase (Decrease) in Shares Outstanding...........................               (168,122)       (307,206)
                                                                                         ============     ============


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                Year Ended December 31,
                                                                 ----------------------------------------------------
PER SHARE DATA:                                                   1996        1995       1994        1993       1992
                                                                 -------     ------     ------      ------     ------
   Net asset value, beginning of period...............           $11.70      $12.37     $12.92      $10.14     $10.76
                                                                 -------     ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................             .63         .51        .35         .20        .22
   Net realized and unrealized gain (loss)
      on investments..................................            (1.05)       (.54)      (.56)       2.71       (.11)
                                                                 -------     ------     ------      ------     ------
   Total from Investment Operations...................             (.42)       (.03)      (.21)       2.91        .11
                                                                 -------     ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............            (.56)       (.64)      (.32)       (.13)      (.31)
   Dividends in excess of investment income--net.......            (.06)         --       (.02)         --         --
   Dividends from net realized gain on investments....               --          --         --          --       (.42)
   Paid-in capital....................................             (.06)         --         --          --         --
                                                                 -------     ------     ------      ------     ------
   Total Distributions................................             (.68)       (.64)      (.34)       (.13)      (.73)
                                                                 -------     ------     ------      ------     ------
   Net asset value, end of period.....................           $10.60      $11.70     $12.37      $12.92     $10.14
                                                                 =======     ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................            (3.62%)      (.26%)    (1.56%)     28.59%      1.07%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............              .93%        .94%       .25%        .27%       .97%
   Ratio of net investment income
      to average net assets...........................             4.12%       3.56%      3.54%       1.87%      1.88%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus
      Corporation and Comstock Partners, Inc..........               --          --        .88%       2.25%      1.70%
   Portfolio Turnover Rate............................           124.19%      53.88%     25.96%      99.08%    118.78%
   Average commission rate paid*......................           $.0250          --         --          --         --
   Net Assets, end of period (000's Omitted)..........          $21,101     $25,272    $30,510      $7,957     $1,865

----------------
*For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:
   Dreyfus  Variable  Investment  Fund  (the  "Fund")  is  registered  under the
Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Managed Assets Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Comstock Partners, Inc. ("Comstock Partners") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Significant Accounting Policies:
   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily from foreign currency transactions.

   As a result of varying treatment for financial reporting and Federal income tax purposes, the Series reclassified $56,240 to undistributed net investment income from undistributed net realized gains. This reclassification had no effect on investment income-net, net realized gains and net assets.

   During the period ended December 31, 1996, the Series distributed $114,865 from paid-in capital and, accordingly, reduced paid-in capital by that amount.

   (e) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

such qualification is in the best
interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Series has an unused capital loss carryover of approximately $2,511,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. The carryover does not include net realized securities losses from November 1, 1996 through December 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002, $1,407,400 expires in fiscal 2003 and $734,000 expires in fiscal 2004.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:
   (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Series' average daily net assets and is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Comstock Partners, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Series' average daily net assets and is payable monthly.

   Comstock Partners' Sub-Investment Advisory Agreement was terminated as of the close of business on December 31, 1996, at which point Dreyfus assumed responsibility for the day-to-day management of the Series' portfolio. At a shareholder meeting held on January 31, 1997, an amended Investment Advisory Agreement was approved, providing for an advisory fee payable to Dreyfus at the annual rate of .75 of 1% (equal to the aggregate annual rate of the fees
previously   payable   by  the  Series  to  Dreyfus   and   Comstock   Partners,
respectively).

   The Series compensates Dreyfus Transfer,  Inc., a wholly-owned  subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996 amounted to $13,514,129 and $27,863,520, respectively.

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain

Dreyfus Variable Investment Fund, Managed Assets Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

if the value of the  contract
decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At December 31, 1996, there were no open forward currency exchange contracts.

   The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or such equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1996, there were no financial futures contracts outstanding.

   The Series may purchase put and call options, including restricted options, which are not exchange traded, in order to gain exposure to or protect against changes in the market. The Series' exposure to credit risk associated with counterparty nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments. For the period ended December 31, 1996, there were no options outstanding.

   (b) At December 31, 1996, accumulated net unrealized appreciation on investments was $7,126, consisting of $23,506 gross unrealized appreciation and $16,380 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Managed Assets Portfolio
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Managed Assets Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Managed Assets Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Managed Assets Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP


New York, New York
January 31, 1997

Dreyfus Variable Investment Fund,
Managed Assets Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Comstock Partners, Inc.
10 Exchange Place
Jersey City, NJ 07302

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






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